UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 12, 2007


                              The FINOVA Group Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        1-11011                                            86-0695381
(Commission File Number)                       (IRS Employer Identification No.)


4800 N. Scottsdale Road, Scottsdale, Arizona                     85251-7623
  (Address of Principal Executive Offices)                       (Zip Code)


                                  480-636-4800
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTION.

The FINOVA Group Inc. ("FINOVA" or the "Company") is filing this report to announce the sale of a portion of the Company's aviation assets, to disclose further staff reductions, including an executive officer of the Company, and to disclose 2006 bonuses for certain executive officers.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In October 2006, the Company entered into a non-binding letter of intent to sell to Compass Capital Corporation or its assignee (the "Buyer"), subject to execution of a definitive agreement and completion of due diligence, including inspection of the equipment and review of records, certain of its aviation assets.

On January 17, 2007, FINOVA entered into a definitive agreement to sell certain of its aviation assets for a total purchase price of $45.0 million pursuant to a Purchase and Sale Agreement by and among FINOVA Capital Corporation and AIRCRAFT 48008/48009, LLC (each a subsidiary of the Company) as sellers and FAP, LLC (an affiliate of Compass Capital Corporation) as buyer (the "Sale"). The aviation assets included in the Sale consist of 15 aircraft either owned by FINOVA or which secure financing obligations (i.e. loans and direct financing leases) and 8 owned engines. Proceeds from the Sale will exceed the Company's September 30, 2006 carrying value of these assets by approximately $11 million. The Sale is expected to take place in multiple closings, with the first of these closings anticipated by or about January 31, 2007.

The proceeds from the Sale will be used to fund internal cash reserves and debt service.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Reference is made to the information contained in Item 1.01 above, which is incorporated by reference into this item 2.01.

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

The termination benefits, including severance costs, for the personnel departures discussed below under Item 5.02 are expected to cost approximately $4.6 million, $3.9 million of which have previously been accrued by the Company as of September 30, 2006. The total costs are an acceleration of anticipated termination benefits that are scheduled to be paid under FINOVA's existing severance arrangements. Funds to pay those termination benefits are held by a trust established by the Company to secure its obligations to its employees. For additional information on Costs Associated with Exit or Disposal Activities, see


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
Note F to FINOVA's Notes to Consolidated Financial Statements, included in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2006.

See Item 5.02 below for more information regarding the scheduled reductions in personnel.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (b) As a result of the Sale discussed in Item 1.01 above and the continued wind down of FINOVA's affairs, one of FINOVA's executive officers, James M. Wifler, Senior Vice President, Transportation Group Manager, is anticipated to be departing the Company by the end of the first quarter of 2007. In addition to this departure, FINOVA has other scheduled employee reductions that are expected to occur by the end of April 2007. These reductions are both the result of the Sale and the continued liquidation and wind down of FINOVA's operations. By the end of April, the Company anticipates that it will have reduced its workforce by approximately 88% from the workforce reported at September 30, 2006; however, the pace of these employee reductions may change as necessitated by FINOVA's operations, the timing of scheduled asset sales or other factors.

The scheduled employee reductions are intended to reflect the significant continuing liquidation of FINOVA's remaining financial asset portfolio, which had been reduced to approximately $182.6 million of carrying value before reserves at September 30, 2006, while retaining appropriate oversight of the smaller operation and maintaining adequate resources to deal with outstanding claims and the future dissolution of the FINOVA entities.

Leucadia National Corporation will continue to manage FINOVA pursuant to the Management Services Agreement.

         (e) On January 12, 2007, the Company approved discretionary 2006 cash bonuses for three of the Company's executive officers, who were included as named executive officers in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as amended, in the amounts set forth below. Such bonuses were determined pursuant to the Company's Annual Incentive Plan Rules, 2006 and are expected to be paid on or about February 2, 2007.

         Name and Title                       Bonus Award for  2006
         --------------                       ---------------------

         Richard A. Ross                             $300,000
         Senior Vice President,
         Chief Financial Officer
         and Treasurer

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
         Name and Title                       Bonus Award for  2006
         --------------                       ---------------------

         Philip A. Donnelly                          $300,000
         Senior Vice President,
         General Counsel and Secretary

         James M. Wifler
         Senior Vice President and                   $200,000
         Transportation Group Manager

Mr. Wifler shall be entitled to received an additional bonus amount under the Annual Incentive Plan Rules, 2006, subject to the completion of the portfolio sale of the Company's aviation assets. Such additional bonus amount will be determined at the time of such payment.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

d)       Exhibits

         10.A Purchase and Sale Agreement by and among FINOVA Capital Corporation and AIRCRAFT 48008/48009, LLC as sellers and FAP, LLC as buyer, dated January 17, 2007.

Certain statements in this report are "forward-looking," in that they do not discuss historical fact, but instead reflect future expectations, projections, intentions, or other items. Forward-looking statements are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include assumptions, estimates and valuations implicit in the financial statements and related notes, as well as matters discussed throughout this report including but not limited to projections of revenues, income or loss, plans for the continued liquidation of the Company's assets, and assumptions related to the foregoing. They are also made in documents incorporated in this report by reference, or in which this report may be incorporated.

Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. When used in this report, the words "estimate," "expects," "anticipates," "believes," "plans," "intends" and similar expressions are intended to identify forward-looking statements that involve known and unknown risks and uncertainties. The risks, uncertainties and other factors that could cause FINOVA's actual results or performance to differ materially from those contemplated by the forward-looking statements include, but are not limited to, the following: whether we will be successful in implementing our business strategy; the impact of general economic conditions and the performance of our borrowers; our ability to retain our employees; the instability and uncertainty in the airline industry, which could adversely affect the value of our aircraft portfolio, lease rates and demand; the increasing difficulty in offsetting costs of collecting the remaining portfolio in view of our decreasing asset pool; our reliance on third parties for information that may not be accurate; our increasing exposure to concentrations


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
of credit risk; and current and future legal and administrative claims and proceedings against us that may result in increased costs and diversion of management's attention. For additional information, see Part I, Item 1A. Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.
































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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 17, 2007

                                     THE FINOVA GROUP INC.

                                     By:  /s/ Richard A. Ross
                                          -----------------------------------
                                     Name:  Richard A. Ross
                                     Title: Senior Vice President,
                                            Chief Financial Officer and
                                            Treasurer


























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
                                  EXHIBIT INDEX


No.      Description.
---      ------------

10.A Purchase and Sale Agreement by and among FINOVA Capital Corporation and AIRCRAFT 48008/48009, LLC as sellers and FAP, LLC as buyer, dated January 17, 2007.
































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